EXHIBIT 10.8
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AMENDMENT NUMBER 23

TO

Special Business Provisions (SBP) BCA-MS-65530-0019

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT NUMBER 23 (“Amendment No. 23”) to Special Business Provisions BCA-MS-65530-0019 is entered into as of August 3, 2015, by and between Spirit AeroSystems, Inc., a Delaware corporation having its principal office in Wichita, Kansas (“Spirit”) and The Boeing Company, a Delaware corporation, acting by and through its division, Boeing Commercial Airplanes (“Boeing”). Hereinafter, Spirit and Boeing may be referred to jointly as the “Parties”.

Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

RECITALS

A.
The Parties have entered into the General Terms Agreement, GTA BCA-65520-0032, dated June 16, 2005 as amended from time to time (the “GTA”), the Special Business Provisions, BCA-MS-65530-0019, dated June 16, 2005 as amended from time to time (the "SBP"), the Memorandum of Agreement: 737 / 747 / 767 / 777 Pricing Agreement Through 2015, dated April 8, 2014 (“2015 Sustaining Pricing Agreement”), and the Memorandum of Agreement: 787 Interim Price Agreements, dated November 21, 2014, and now desire to again modify the SBP.

B.
The 787 Program includes designing and building the Program Airplane and Derivatives and Mission Improvement work as identified by the Parties. This Amendment No. 23 updates the SBP to incorporate the outcome of the Annual Price Adjustment for changes committed on and before December 31, 2013 and which are effective on or before Shipset Line Number [*****] and to incorporate the annual update of the traveled work cost estimating relationship values.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 23, August 3, 2015

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt, and suffieciency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Page 4 of the table of Amendments to the SBP is hereby added as set forth in Exhibit 1 hereto to list this Amendment No. 23 in such table.

2.
Attachment 1 “Work Statement and Pricing” is hereby deleted and replaced in its entirety as set forth in Exhibit 2 hereto to incorporate the outcome of the Annual Price Adjustment for changes committed on and before December 31, 2013 and which are effective on or before Shipset Line Number [*****].

3.	Attachment 2 “Production Article Definition and Contract Change Notices” Section B.1 “Non-D/MI Contract Change Notices” is hereby amended to add the following:
D. Subject to the statement of scope of Amendment 23 as set forth herein, all CCN’s listed in this Section B.1.D are inclusive of all revisions committed on and before December 31, 2013 and which are effective on or before Shipset Line Number [*****]:

CCN 2001, 2059, 2129, 2140, 2172, 2197

4.	Attachment 2 “Production Article Definition and Contract Change Notices” Section B.2 “D/MI PtP Contract Change Notices” is hereby deleted and replaced in its entirety with the following:

B.2 D/MI PtP Contract Change Notices

Section 41 D/MI CCN’s: 1163, 1241, 1915, 1916, 2158, 2159, 2168, 2170R2,
2179, 2198

Pylon D/MI CCN’s: 2166, 2179, 2198

Wing LE D/MI CCN’s: 2167, 2170R2, 2198

CCN’s listed above are inclusive of any numerical formatting convention, i.e. CCN
1 is the same as CCN-00001 or CCN 0001.

5.	Attachment 16 “Pricing Methodologies” Table A.1 is hereby deleted and replaced in its entirety with the following:

Traveled Work Nomenclature	Price Per Unit
SOI-A	$[*****]
SOI-B	$[*****]
Non-conformance EPD	$[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 23, August 3, 2015

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

6.
Attachment 27 “Risk Sharing” Section II. “Baseline Prices and Risk Sharing Control Limits” Section A. is hereby deleted and replaced in its entirety as set forth in Exhibit 3 hereto to update the 787-8 Attachment 1 Price to incorporate the outcome of the Annual Price Adjustment for changes committed on and before December 31, 2013 and which are effective on or before Shipset Line Number [*****].

Except as otherwise indicated, all terms defined in the GTA or SBP shall have the same meanings when used in this Amendment No. 23. This Amendment No. 23 constitutes the complete and exclusive agreement between the Parties with respect to the subject matter of this Amendment No. 23, and this Amendment No. 23 supersedes all previous agreements between the Parties relating to the subject matter of Amendment No. 23, whether written or oral. The amendments made to the SBP by this Amendment No. 23 shall be effective as of the date of this Amendment No. 23 or as of such other date as specified herein. The GTA and SBP remain in full force and effect and are not modified, revoked or superseded except as specifically stated in this Amendment No. 23. EXECUTED in duplicate as of the date and year first set forth above by the duly authorized representatives of the Parties.
The scope of Amendment No. 23 is limited to the impact of the Contract Change Notifications (CCNs) identified herein on 787-8 recurring pricing, 787-8 non-recurring pricing, and 787-9 non-recurring pricing. Boeing and Spirit reserve any and all rights with regards to initial Derivative pricing matters outside the scope of Amendment No. 23.

The Boeing Company			Spirit AeroSystems Inc.
Acting by and through its division
Boeing Commercial Airplanes

By:	/s/ Jeff Loomis	By:	/s/ Leanna Hampton

Name:	Jeff Loomis	Name:	Leanna Hampton

Title:	Procurement Agent	Title:	Contracts Administrator

Date:	8/18/15	Date:	8/3/15

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 23, August 3, 2015

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 23 Exhibit 1

AMENDMENTS

Number 23	Description Annual Price Adjustment thru Line Number [*****] Updated SBP Attachments 1, 2, and 27 Boeing Performed Rework and Repair Updated SBP Attachment 16 Table A.1	Date 8/3/15	Approval J. Loomis L. Hampton

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 23, August 3, 2015

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 23 Exhibit 2

SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 23, August 3, 2015

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 23 Exhibit 2
SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING (cont.)

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 23, August 3, 2015

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 23 Exhibit 3

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

II. Baseline Prices and Risk Sharing Control Limits

A. The annual supplemental payment or credit process contained in this Attachment 27 shall utilize the following baseline prices and risk sharing control limits. All prices and calculations shall be made on a total Shipset basis and not at an individual Work Package basis. Upon the establishment of Pricing for a Derivative, a table applicable to such Derivative shall be established and used. Prior to each annual calculation of the supplemental payment or credit, Column (A) shall be updated to reflect the Shipset Prices as determined in each first calendar quarter update in accordance with SBP Section 7.2 and Attachment 16:

787-8 Model	(A)	(B)	(C)
	Attachment 1 Price	Upper Limit	Lower Limit
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 23, August 3, 2015